                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report:  April 16, 1997


                               Value Health, Inc.
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             (Exact Name of Registrant as specified in its Charter)



         Delaware                        0-19039                06-1194838
-----------------------------     ----------------------   ---------------------
(State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
     of corporation)                                        Identification No.)



          22 Waterville Road
           Avon, Connecticut                                      06001
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         (Address of Principal                                  (Zip Code)
          Executive Offices)



Registrant's telephone number, including area code:      (860) 678-3400
                                                 -----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.


                  On April 14, 1997, Columbia/HCA Healthcare Corporation ("Columbia"), CVH Acquisition Corporation, a wholly owned subsidiary of Columbia ("Sub"), and Value Health, Inc. ("Value Health") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") pursuant to which Sub will be merged with and into Value Health (the "Merger"). The Amended and Restated Merger Agreement amends and restates that certain Agreement and Plan of Merger, dated as of January 15, 1997, among Columbia, Sub and Value Health. Under the Amended and Restated Merger Agreement, upon consummation of the Merger, Value Health will become a wholly owned subsidiary of Columbia, and each issued and outstanding share of common stock of Value Health will be exchanged for $20.50 in cash.

                  Consummation of the Merger is subject to satisfaction of certain conditions, including approval of the Merger by the stockholders of Value Health, receipt of certain regulatory approvals and the accuracy, in all material respects, of each party's representations and warranties as of the effective date of the Merger. A copy of the Amended and Restated Merger Agreement has been filed with this Form 8-K as Exhibit 2, and is hereby incorporated by reference.

                  A copy of the press release issued by Value Health, dated April 15, 1997, has been filed with this Form 8-K as Exhibit 99, and is hereby incorporated by reference.




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  2 Amended and Restated Agreement and Plan of Merger, dated as of April 14, 1997, among Columbia/HCA Healthcare Corporation, CVH Acquisition Corporation and Value Health, Inc.

                  99 Press Release, dated April 15, 1997, issued by Value Health, Inc.








0262379.01


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VALUE HEALTH, INC.




Date:  April 16, 1997                         By:/s/ David M. Wurzer
                                                     David M. Wurzer
                                                     Senior Vice President and
                                                     Chief Financial Officer